UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant    ☒ Filed by a Party other than the Registrant    ☐
Check the appropriate box:
☒          Preliminary Proxy Statement
☐          Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐          Definitive Proxy Statement
☐          Definitive Additional Materials
☐          Soliciting Material Pursuant to §240.14a-12

FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND
(Exact Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): ☒ No fee required. ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐             Fee paid previously with preliminary materials:
☐             Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration No.:

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PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION

Fiduciary/Claymore Energy Infrastructure Fund
227 West Monroe Street
Chicago, Illinois 60606
September [•], 2019
Dear Shareholder:
As discussed in more detail in the enclosed Proxy Statement, on September [•], 2019, Tortoise Capital Advisors, L.L.C. (“Tortoise”), a registered investment adviser specializing in energy investing across the energy value chain, including infrastructure and MLPs, acquired the midstream energy asset management business (the “Transaction”) of Advisory Research, Inc. (“ARI” or the “Predecessor Sub-Adviser”). The Predecessor Sub-Adviser acted as the investment sub-adviser of Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”) pursuant to an investment sub-advisory agreement among Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser (the “Adviser”), the Predecessor Sub-Adviser and the Fund (the “Prior Sub-Advisory Agreement”). The closing of the Transaction constituted an “assignment” of the Prior Sub-Advisory Agreement, which caused such agreement to terminate. Upon the closing of the Transaction, the members of the Fund’s portfolio management team became employees of Tortoise and Tortoise entered into an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) with the Fund and the Adviser in order to continue to provide sub-advisory services to the Fund on an interim basis, as permitted by the Investment Company Act of 1940.
In order for Tortoise to continue to provide services to the Fund beyond the interim period, holders of common shares of beneficial interest (the “Shareholders”), par value $0.01 per share (“Shares”), of the Fund are being asked to approve a new investment sub-advisory agreement among the Adviser, Tortoise and the Fund (the “New Sub-Advisory Agreement”). Important facts about the Transaction are:
•	The Transaction has no effect on the number of Fund Shares you own or the value of those Shares.
•	Subject to Shareholder approval, the Fund’s current portfolio management team will continue to provide investment sub-advisory services to the Fund.
•	The Fund’s contractual advisory fee rate and sub-advisory fee rate will not increase.
•	There are no material differences between the terms of the Prior Sub-Advisory Agreement and the terms of the New Sub-Advisory Agreement.
The enclosed Notice of Special Meeting of Shareholders and Proxy Statement set forth information relating to the proposal to be addressed at the special meeting of Shareholders of the Fund. After careful consideration, the Board of Trustees of the Fund has approved the Proposal and recommends that you vote “FOR” the Proposal.
Your vote is important. I encourage all Shareholders to participate in the governance of the Fund. Please take a moment now to vote—either by completing and returning the enclosed proxy card(s) in the enclosed postage-paid return envelope, by telephone or through the Internet.
The Fund has retained AST Fund Solutions, LLC, a professional proxy solicitation firm, to assist in the solicitation of proxies. As the meeting date approaches, if you do not vote, you may receive a phone call from them asking you to vote. If you have any questions concerning the proxy, please feel free to call (800) 345-7999.
Respectfully,
Brian E. Binder, Chief Executive Officer and President

Fiduciary/Claymore Energy Infrastructure Fund
227 West Monroe Street
Chicago, Illinois 60606
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on November 21, 2019
Notice is hereby given to holders of common shares of beneficial interest (the “Shareholders”), par value $0.01 per share (“Shares”), of Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”) that a special meeting of Shareholders of the Fund (the “Meeting”) will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, Chicago, Illinois 60606, on November 21, 2019, at 10:00 a.m. Central time. The Meeting is being held for the following purposes:
1.	To approve a new investment sub-advisory agreement among Guggenheim Funds Investment Advisors, LLC, Tortoise Capital Advisors, L.L.C. and the Fund.
2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
The Board of Trustees of the Fund (the “Board”), including the Independent Trustees, recommends that you vote FOR approval of the Fund’s new investment sub-advisory agreement.
The Board has fixed the close of business on September 20, 2019 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting. We urge you to complete, sign, date and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so you will be represented at the Meeting.
By order of the Board:
Brian E. Binder, Chief Executive Officer and President

Chicago, Illinois
September [•], 2019
YOUR VOTE IS IMPORTANT
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF YOU ARE VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of this Proxy Statement, we are also providing you the following brief overview of the proposal addressed in this Proxy Statement (the “Proposal”), in a Question and Answer format, to help you understand and vote on the Proposal. Your vote is important. Please vote—either by completing and returning the enclosed proxy card(s) in the enclosed postage-paid return envelope, by telephone or through the Internet.
●	Why am I receiving these materials?
You are receiving these materials because on September 20, 2019 (the “Record Date”) you owned common shares of beneficial interest, par value $0.01 per share (“Shares”), of Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”) and, as a result, have a right to vote on the Proposal and are entitled to be present and to vote at the special meeting of Shareholders of the Fund (the “Meeting”) or any adjournments or postponements thereof. Each Share of the Fund is entitled to one vote on the Proposal.
●	Why is a special meeting of Shareholders being held?
Advisory Research, Inc. (“ARI” or the “Predecessor Sub-Adviser”), a registered investment adviser, served as the Fund’s sub-adviser pursuant to an investment sub-advisory agreement among Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser (the “Adviser”), ARI (the “Prior Sub-Advisory Agreement”) and the Fund. The Prior Sub-Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), provided for its automatic termination in the event of its “assignment” (as defined in the 1940 Act).
On May 29, 2019, Tortoise Capital Advisors, L.L.C. (“Tortoise”), a registered investment adviser specializing in energy investing across the energy value chain, including infrastructure and MLPs, entered into a purchase agreement with Piper Jaffray Companies, the parent company of the Predecessor Sub-Adviser, to acquire the midstream energy asset management business of the Predecessor Sub-Adviser (the “Transaction”).
The closing of the Transaction, which occurred on September [•], 2019, constituted an “assignment” of the Prior Sub-Advisory Agreement, which caused such agreement to terminate. Upon the closing of the Transaction, the members of the Fund’s portfolio management team became employees of Tortoise and Tortoise entered into an interim sub-advisory agreement with the Fund and the Adviser (the “Interim Sub-Advisory Agreement”). Pursuant to such agreement, Tortoise may serve as sub-adviser on an interim basis for up to 150 days following the closing of the Transaction, pending receipt of approval of the new investment sub-advisory agreement among the Adviser, Tortoise and the Fund (the “New Sub-Advisory Agreement”) by holders of Shares of the Fund (the “Shareholders”). Therefore, in order to provide for continuity of sub-advisory services for the Fund, you are being asked to approve the New Sub-Advisory Agreement.
●	Who is Tortoise?
Tortoise is a registered investment adviser that invests in essential assets – those assets and services that are indispensable to the economy and society. Tortoise’s solid track record of energy value chain investment experience and research dates back more than 15 years. Tortoise’s infrastructure expertise includes midstream energy, renewables and water. With a steady wins approach and a long-term perspective, Tortoise strives to make a positive impact on clients and communities. As of [•], 2019, Tortoise, together with its affiliated registered investment advisers, had approximately $[20.6] billion in assets under management, including approximately $[16.0] billion in the energy sector.
●	How does the Transaction affect the Fund and my investment in the Fund’s Shares?
Your investment in the Fund does not change as a result of the Transaction. You still own the same Shares in the Fund, and the net asset value of your investment does not change as a result of the Transaction. Further,
i

the Transaction does not result in any change in the Fund’s investment objectives or principal investment strategies and the Fund’s current portfolio management team will continue to manage the Fund’s portfolio.
●	How does the New Sub-Advisory Agreement compare with the Prior Sub-Advisory Agreement?
There will be no material differences between the terms of the New Sub-Advisory Agreement and the terms of the Prior Sub-Advisory Agreement.
●	Will the Fund’s fees for investment advisory services increase?
No. The advisory fee rate currently payable by the Fund to the Adviser and the sub-advisory fee rates payable by the Adviser to the sub-adviser will not change.
●	Will the Fund’s name change?
No. The Fund’s name will not change as a result of the Transaction.
●	Will the Transaction result in any change in the Adviser to the Fund?
No. The Adviser is not affiliated with either the Predecessor Adviser or Tortoise and the Transaction does not affect the management or control of the Adviser.
●	What will happen if Shareholders do not approve the New Sub-Advisory Agreement?
As described more fully in this Proxy Statement, Tortoise will manage the Fund under the Interim Sub-Advisory Agreement, but must place its compensation for sub-advisory services provided during this interim period in escrow, pending Shareholder approval. If shareholders do not approve the New Sub-Advisory Agreement, Tortoise will receive the lesser of its costs or the amount held in escrow and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”) may take such actions as it deems in the best interests of the Fund.
The Board urges you to vote without delay in order to avoid potential disruption to the Fund’s operations.
●	Will the Fund pay for this proxy solicitation?
No. The Fund will not bear the costs of this proxy solicitation. Tortoise and the Predecessor Sub-Adviser have agreed to share any such costs that would otherwise be borne by the Fund.
●	Who do I call if I have questions?
If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call AST Fund Solutions, LLC, the Fund’s proxy solicitor, at (866) 796-6860.
●	Will your vote make a difference?
YES! Your vote is important to ensure that the Proposal can be acted upon. Additionally, your immediate response will help save on the costs of any future solicitations of Shareholder votes for the Meeting. We encourage all Shareholders to participate in the governance of their Fund.
●	Who is asking for your vote?
The enclosed proxy is solicited by the Board for use at the Meeting to be held on November 21, 2019, and, if the Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice of Meeting.
●	How does the Board recommend that Shareholders vote on the Proposal?

After careful consideration, the Board, including the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund, the Adviser, the Predecessor Sub-Adviser or Tortoise (the “Independent Trustees”), recommends that you vote “FOR” approval of the New Sub-Advisory Agreement.  See “The Proposal: Approval of Sub-Advisory Agreement—Board Considerations” in the enclosed proxy statement for a discussion of the factors considered by the Board in recommending that Shareholders approve the New Sub-Advisory Agreement.
●	Who is eligible to vote?
Shareholders of record at the close of business on September 20, 2019, the Record Date, are entitled to be present and to vote at the Meeting or any adjournments, postponements or delays thereof. Each Share is entitled to one vote on the Proposal and a fractional vote with respect to fractional Shares, with no cumulative voting. Shares represented by duly executed proxies will be voted in accordance with your instructions.
●	How many Shares were outstanding as of the Record Date?
At the close of business on September 20, 2019, the Fund had [35,440,768] Shares outstanding.
●	How do I vote my Shares?
Whether or not you plan to attend the Meeting, we urge you to complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with Shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.
If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of a Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting. You may contact the Fund at (800) 345-7999 to obtain directions to the site of the Meeting.
All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Meeting, your Shares will be voted at the proxies’ discretion.
Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.
Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposal before the Meeting. Under current interpretations of the New York Stock Exchange (the “NYSE”), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer’s Shares on a Proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted.
●	What vote is required to approve the Proposal?
The New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of the majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy if holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.
●	Will anyone contact me?
You may receive a call from AST Fund Solutions, LLC, the Fund’s proxy solicitor, to verify that you received your proxy materials, to answer any questions you may have about the Proposal and to encourage you to vote your proxy.

PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION

FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND
______________________

PROXY STATEMENT
______________________

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 21, 2019

This proxy statement (the “Proxy Statement”) is furnished to the holders of common shares of beneficial interest (the “Shareholders”), par value $0.01 per share (“Shares”), of Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”). The Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”) of proxies to be voted at the special meeting of Shareholders to be held on November 21, 2019, and any adjournments, postponements or delays thereof (the “Meeting”). The Meeting will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, Chicago, Illinois 60606, on November 21, 2019 at 10:00 a.m. Central time.
This Proxy Statement gives you information you need to vote on the matters listed on the accompanying Notice of Special Meeting of Shareholders (“Notice of Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you don’t understand, please contact us at our toll-free number: (800) 345-7999.
The Fund will furnish, without charge, a copy of the Fund’s most recent annual report and semi-annual report to Shareholders to any Shareholder upon request. Requests should be directed to Guggenheim Funds Distributors, LLC, 227 West Monroe Street, Chicago, Illinois 60606, (800) 345-7999.
The Notice of Meeting, this Proxy Statement and the enclosed proxy card are first being sent to Shareholders on or about September [•], 2019. The Meeting is being held for the following purposes:
1.
To approve a new investment sub-advisory agreement among Guggenheim Funds Investment Advisors, LLC (the “Adviser”), Tortoise Capital Advisors, L.L.C. (“Tortoise”) and the Fund (the “New Sub-Advisory Agreement”).

2.	To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.
The Board, including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund, the Adviser, Tortoise or the Fund’s predecessor investment adviser (collectively, the “Independent Trustees”), recommends that you vote FOR approval of the New Sub-Advisory Agreement.
The Board has fixed the close of business on September 20, 2019 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting. We urge you to complete, sign, date and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so you will be represented at the Meeting.

TABLE OF CONTENTS
THE PROPOSAL: APPROVAL OF SUB-ADVISORY AGREEMENT	1
Background	1
About Tortoise Capital Advisors, L.L.C.	1
Prior Sub-Advisory Agreement	1
Interim Sub-Advisory Agreement	2
New Sub-Advisory Agreement	2
Additional Information About Tortoise	3
Section 15(f) of the 1940 Act	4
Board Considerations	5
Shareholder Approval	8
Board Recommendation	8
ADDITIONAL INFORMATION	9
Further Information About Voting and the Meeting	9
Adviser	10
Administrator	10
Outstanding Shares	10
Principal Shareholders	10
Security Ownership of Management	10
Deadline for Shareholder Proposal	10
Expenses of Proxy Solicitation	11
Other Matters	11
Appendix A: Direct and Indirect Parent Companies of Tortoise	A-1
Appendix B: Form of New Sub-Advisory Agreement	B-1

THE PROPOSAL: APPROVAL OF SUB-ADVISORY AGREEMENT

Background
The Fund was organized as a Delaware statutory trust on October 4, 2004 and is registered as a non-diversified closed-end management investment company under the 1940 Act.
Advisory Research, Inc. (“ARI” or the “Predecessor Sub-Adviser”), a registered investment adviser, served as the Fund’s sub-adviser pursuant to an investment sub-advisory agreement among Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, (the “Adviser”), ARI and the Fund (the “Prior Sub-Advisory Agreement”). The Prior Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provided for its automatic termination in the event of its “assignment” (as defined in the 1940 Act).
On May 29, 2019, Tortoise Capital Advisors, L.L.C. (“Tortoise”), a registered investment adviser specializing in energy investing across the energy value chain, including infrastructure and MLPs, entered into a purchase agreement with Piper Jaffray Companies, the parent company of the Predecessor Sub-Adviser, to acquire the midstream energy asset management business of the Predecessor Sub-Adviser (the “Transaction”).
The closing of the Transaction, which occurred on September [•], 2019, constituted an “assignment” of the Prior Sub-Advisory Agreement, which caused such agreement to terminate. Upon the closing of the Transaction, the members of the Fund’s portfolio management team became employees of Tortoise and Tortoise entered into an interim sub-advisory agreement with the Fund and the Adviser (the “Interim Sub-Advisory Agreement”). Pursuant to such agreement, Tortoise may serve as sub-adviser on an interim basis for up to 150 days following the closing of the Transaction, pending receipt of approval of the New Sub-Advisory Agreement by holders of Shares of the Fund (the “Shareholders”). Therefore, in order to provide for continuity of sub-advisory services for the Fund, you are being asked to approve the New Sub-Advisory Agreement.
The 1940 Act requires that the New Sub-Advisory Agreement be approved by the Fund’s Shareholders in order for it to become effective. At a meeting held on August 20-21, 2019 (the “August Board Meeting”), and for the reasons discussed below (see “Board Considerations” below), the Board, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement and unanimously recommended approval of the New Sub-Advisory Agreement by Shareholders.
About Tortoise Capital Advisors, L.L.C.
Tortoise Capital Advisors, L.L.C. is a registered investment adviser specializing in essential assets investing.  Essential assets are those assets and services that are indispensable to the economy and society.  As of [•], 2019, Tortoise, together with its affiliated registered investment advisers, had approximately $[20.6] billion in assets under management, including approximately $[16.0] billion in the energy sector. Tortoise’s solid track record of energy value chain investment experience and research dates back more than 15 years.
Tortoise is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirectly wholly-owned subsidiary of Tortoise Investments, LLC (“Tortoise Investments”). Tortoise Investments shares an address with Tortoise. Tortoise Investments holds multiple wholly-owned essential asset and income-oriented SEC registered investment advisers. A vehicle formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise Investments. Certain employees in the Tortoise Investments complex, including all of its Managing Directors, also own interests in Tortoise Investments. Tortoise is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Please see Appendix A for additional information regarding the direct and indirect parent companies of Tortoise.
Prior Sub-Advisory Agreement
ARI served as sub-adviser to the Fund pursuant to the Prior Sub-Advisory Agreement. The Prior Sub-Advisory Agreement, dated as of February 2, 2010, was last approved by shareholders on February 2, 2010 and was last approved for continuance by the Board on May 21, 2019.
The Prior Sub-Advisory Agreement provided for its automatic termination in the event of an “assignment,” as defined in the 1940 Act. The closing of the Transaction, which occurred on September [•], 2019, constituted an “assignment” of the Prior Sub-Advisory Agreement resulting in its termination.
Interim Sub-Advisory Agreement
Rule 15a-4 under the 1940 Act permits the Board (including a majority of the Independent Trustees) to approve and enter into an Interim Sub-Advisory Agreement pursuant to which Tortoise may serve as investment sub-adviser for up to 150 days following the Closing Date, pending receipt of Shareholder approval of the New Sub-Advisory Agreement.
Based upon the considerations described below under “—Board Considerations,” the Board, including the Independent Trustees, approved the Interim Sub-Advisory Agreement at the August Board Meeting. In approving the Interim Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that the scope and quality of services to be provided by Tortoise under the Interim Sub-Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Prior Sub-Advisory Agreement. The compensation to be received by Tortoise under the Interim Sub-Advisory Agreement is not greater than the compensation the Predecessor Sub-Adviser would have received under the Prior Sub-Advisory Agreement.
The Interim Sub-Advisory Agreement became effective upon the closing of the Transaction. There are no material differences between the terms of the Interim Sub-Advisory Agreement and the terms of the Prior Sub-Advisory Agreement and New Sub-Advisory Agreement, except for those provisions in the Interim Sub-Advisory Agreement which are necessary to comply with the requirements of Rule 15a-4 under the 1940 Act. The provisions of the Interim Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act include:
(i)	the Interim Sub-Advisory Agreement terminates upon the earlier of the 150th day following the closing of the Transaction or the effectiveness of the New Sub-Advisory Agreement;
(ii)
the Board or the holders of a majority of the Fund’s outstanding voting securities may terminate the Interim Sub-Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to Tortoise;

(iii)	the compensation earned by Tortoise under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account with the Fund’s custodian or a bank;
(iv)
if the holders of a majority of the Fund’s outstanding voting securities approve the New Sub-Advisory Agreement by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to Tortoise; and

(v)
if a majority of the Fund’s outstanding voting securities do not approve the New Sub-Advisory Agreement, Tortoise will be paid, out of the escrow account, the lesser of (a) any costs incurred in performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).

New Sub-Advisory Agreement
It is proposed that the Adviser, Tortoise and the Fund enter into the New Sub-Advisory Agreement, to become effective upon the date of Shareholder approval. Under Section 15(a) of the 1940 Act, the New Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Independent Trustees, and (ii) the Shareholders. In the event that the Shareholders do not approve the New Sub-Advisory Agreement, Tortoise may continue to act as the investment sub-adviser for the Fund pursuant to the Interim Sub-Advisory Agreement for a period of up to 150 days following the closing of the Transaction. In such event, the Board will determine a course of action believed by the Board to be in the best interests of the Fund and its Shareholders.
Based upon the considerations described below under “—Board Considerations,” the Board, including the Independent Trustees, approved the New Sub-Advisory Agreement at the August Board Meeting.
There are no material differences between the terms of the New Sub-Advisory Agreement and the terms of the Prior Sub-Advisory Agreement. A form of the New Sub-Advisory Agreement is attached in Appendix A hereto.
Sub-Advisory Services. Under the New Sub-Advisory Agreement, Tortoise is retained to provide investment sub-advisory services with respect to the Fund’s investment portfolio. The services to be provided by Tortoise include certain of the day-to-day operations of the Fund subject to the oversight and supervision of the Adviser and the direction and control of the Board. Such services include (i) managing the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment policies, (ii) arranging for the purchase and sale of securities and other assets, (iii) providing investment research and credit analysis concerning the Fund’s assets, (iv) placing orders for purchases and sales of the Fund’s assets, (v) maintaining books and records required to support the Fund’s investment operations, (vi) monitoring on a daily basis the investment activities and portfolio holdings of the Fund and (vii) voting proxies relating to the Fund’s portfolio securities in accordance with Tortoise’s proxy voting policies and procedures. The services provided by Tortoise pursuant to the New Sub-Advisory Agreement are identical to the services provided by the Predecessor Sub-Adviser pursuant to the Prior Sub-Advisory Agreement.
Compensation. The New Sub-Advisory Agreement does not result in any change in the sub-advisory fee rate. Pursuant to the New Sub-Advisory Agreement, Tortoise receives, as full compensation for all services rendered by Tortoise as such, a monthly fee at an annual rate equal to 0.50% of the average daily value of the Fund’s managed assets, as set forth in the New Sub-Advisory Agreement. The sub-advisory fee is paid to Tortoise by the Adviser. Tortoise generally bears all costs and expenses incurred in providing services under the New Sub-Advisory Agreement. The applicable provisions of the New Sub-Advisory Agreement are identical to provisions of the Prior Sub-Advisory Agreement. The sub-advisory fee rate and the asset base on which such fee is payable is the same between the Prior Sub-Advisory Agreement, Interim Sub-Advisory Agreement and New Sub-Advisory Agreement.
Tortoise has agreed to retain the current waiver arrangement whereby the Predecessor Sub-Adviser waived the sub-advisory fees payable with respect to assets attributable to common shares issued pursuant to the Fund's shelf registration statement for the first three months after such common shares are issued and to waive half the sub-advisory fees payable with respect to the assets attributable to such common shares for the subsequent three months. Fees waived pursuant to this waiver arrangement are not, and will not be, subject to recoupment. The Adviser paid the Predecessor Sub-Adviser a sub-advisory fee of $3,342,330 during the fiscal year ended November 30, 2018.
Duration and Termination. Assuming approval by Shareholders, the New Sub-Advisory Agreement shall continue for an initial term of one year. Thereafter, the New Sub-Advisory Agreement shall continue in effect from year to year after the initial term if approved annually (i) by the Fund’s Board or the holders of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the trustees who are not “interested persons” of any party to the New Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement may be terminated (i) by the Fund at any time, without the payment of any penalty, upon giving Tortoise 60 days’ written notice, or (ii) by Tortoise on 60 days’ written notice. The New Sub-Advisory Agreement will also immediately terminate in the event of its assignment, as defined in the 1940 Act. The New Sub-Advisory Agreement also terminates upon the termination of the Fund’s investment advisory agreement with the Adviser. These provisions of the New Sub-Advisory Agreement are identical to provisions of the Prior Sub-Advisory Agreement.
Limitation of Liability. The New Sub-Advisory Agreement provides that Tortoise will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or by the Fund (or their respective agents) in connection with the performance of the New Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Tortoise in the performance of its duties or from reckless disregard by Tortoise of its duties under the New Sub-Advisory Agreement. These provisions of the New Sub-Advisory Agreement are identical to provisions of the Prior Sub-Advisory Agreement.
Additional Information About Tortoise
Principal Executive Officer and Board of Directors. The principal executive officer and directors of Tortoise are:
Name	Principal Occupation
H. Kevin Birzer, CFA	Director of Tortoise and Chief Executive Officer of Tortoise Investments, LLC
Gary P. Henson, CFA	Director of Tortoise and President of Tortoise Investments, LLC
Michelle Johnston	Director of Tortoise and Chief Financial Officer of Tortoise Investments, LLC
Matthew Sallee	Director of Tortoise and Senior Portfolio Manager of Tortoise Investments, LLC
Brent Newcomb	Director of Tortoise and Chief Development Officer of Tortoise Investments, LLC

The business address for the principal executive officer and each director of Tortoise is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
Other Investment Companies Advised by Tortoise. Tortoise serves as investment adviser or investment sub-adviser to the following funds with a similar investment objective as the Fund:
Fund	Investment Objective	Fee Rate	Net Assets as of July 31, 2019
Tortoise Energy Infrastructure Corporation (TYG)	To seek a high level of total return with an emphasis on current distributions paid to stockholders	0.95% of managed assets(1)(2)	$1.2 billion
Tortoise Midstream Energy Fund, Inc. (NTG)	To provide stockholders a high level of total return with an emphasis on current distributions paid to stockholders	0.95% of managed assets(1)(3)	$889 million

(1)
Tortoise serves as the investment adviser to each of TYG and NTG whereas it would serve as investment sub-adviser for the Fund. Fee rate is annual rate on average monthly managed assets (as defined in the applicable investment advisory agreement between the fund and Tortoise).

(2)
Fee is subject to breakpoints with respect to managed assets in excess of $2.5 billion. Tortoise has contractually agreed to waive all fees due under the investment advisory agreements for TYG related to the net proceeds received from the issuance of additional common stock under an at-the-market equity program for a six-month period following the date of issuance.

(3)
Tortoise has contractually agreed to waive all fees due under the investment advisory agreements for NTG related to the net proceeds received from the issuance of additional common stock under an at-the-market equity program for a six-month period following the date of issuance.

Relationships with the Fund. No Trustee or officer of the Fund is an officer, employee, director, general partner or Shareholder of Tortoise or has any material direct or indirect interest in Tortoise, any other person controlling, controlled by or under common control with Tortoise.
The Adviser is not affiliated with either the Predecessor Sub-Adviser or Tortoise.
Affiliated Brokerage. During the fiscal year ended September 30, 2018 (the most recent fiscal year for which such information is available), the Fund paid no brokerage commissions to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, the Adviser, the Predecessor Sub-Adviser, Tortoise or the Administrator.
Other Payments to Affiliates. During the fiscal year ended September 30, 2018 (the most recent fiscal year for which such information is available), the Fund made no material payments to Tortoise or any affiliated person of Tortoise for services provided to the Fund.
Section 15(f) of the 1940 Act
The Board has been advised that the parties to the Transaction have structured the Transaction in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that an investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale of securities of, or other interest in, such investment adviser that results in an assignment of an investment advisory contract so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The composition of the Board currently meets this test.

Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor investment adviser), or any “interested person” (as defined in the 1940 Act) of such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Pursuant to the Transaction, Tortoise has acknowledged the seller’s reliance on the benefits and protections afforded by Section 15(f). In furtherance of the foregoing, Tortoise has agreed to use all commercially reasonable efforts to ensure compliance with the conditions of Section 15(f) as it applies to the Fund and the Transaction.
Board Considerations
The following is a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board’s recommendation that Shareholders approve the New Sub-Advisory Agreement, as well as the material factors considered by the Board in determining to approve the Interim Sub-Advisory Agreement (together with the New Sub-Advisory Agreement, the “New Agreements”).  (References to “Guggenheim” hereafter should be understood as including the Fund’s Adviser, Guggenheim Funds Investment Advisors, LLC, and its affiliates.)
At a meeting of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, held on April 25, 2019 (and reconvened on May 21, 2019) (the “April Committee Meeting”), representatives of Tortoise and ARI advised the Independent Trustees of Tortoise’s intention to enter into a transaction with Piper Jaffray Companies, ARI’s parent company, to acquire ARI’s midstream energy asset management business (previously defined as the “Transaction”), which includes the Fund’s current portfolio management and client support team (the “ARI Team”).  Guggenheim management explained that the consummation of the Transaction would result in an “assignment” of the Prior Sub-Advisory Agreement under the 1940 Act, and, as a result, the Prior Sub-Advisory Agreement would terminate pursuant to its terms and the requirements of the 1940 Act.  The Independent Trustees were also advised that the New Sub-Advisory Agreement was proposed to effectuate the transfer of the Fund’s sub-advisory relationship from ARI to Tortoise in connection with the Transaction and was proposed to be submitted to Shareholders for their approval at the Meeting.  In addition, the Independent Trustees were advised that the Interim Sub-Advisory Agreement was proposed to ensure the continuity of investment sub-advisory services to the Fund following the closing of the Transaction, and, if approved by the Board, would take effect upon the termination of the Prior Sub-Advisory Agreement and continue for 150 days or until shareholder approval of the New Sub-Advisory Agreement is obtained.  (See “Interim Sub-Advisory Agreement” above.)
In determining whether to approve the New Agreements, the Independent Trustees considered that, as part of the Board’s 2019 annual contract review process (“Contract Review”), the Independent Trustees had requested and received extensive information and presentations that supported the Board’s decision to renew the Prior Sub-Advisory Agreement with ARI, including information regarding the portfolio management and client support services currently provided by the ARI Team that would continue to be provided following the Transaction.  The Independent Trustees received an initial presentation on the Transaction from representatives of Tortoise and ARI at the April Committee Meeting, after which counsel to the Independent Trustees (“Independent Legal Counsel”) submitted individual requests for information to Tortoise and Guggenheim in connection with the Transaction.
In anticipation of the closing of the Transaction, the Committee convened a special meeting on July 23, 2019 (the “July Committee Meeting”).  At the July Committee Meeting, the Independent Trustees reviewed and discussed the information provided by Tortoise and Guggenheim in response to the informational requests submitted by Independent Legal Counsel.  They also received a presentation from Guggenheim describing its due diligence of Tortoise and the Transaction and held a session with Tortoise representatives who responded to questions.  The Independent Trustees considered Guggenheim’s recommendation that the Board, including the Independent Trustees, approve each of the New Agreements, and assessed the additional information provided by Tortoise and Guggenheim in response to follow-up questions from the Independent Trustees (collectively with the foregoing presentations and materials received in connection with the Transaction, the “Transaction Diligence”).

In conjunction with the July Committee Meeting and the August Board Meeting, the Independent Trustees met separately from management to consider the approval of the New Agreements with respect to the Fund.  As part of its review process, the Independent Trustees were represented by Independent Legal Counsel.  Independent Legal Counsel reviewed and discussed with the Independent Trustees various factors relevant to the consideration of the New Agreements and the legal responsibilities of the Trustees related to such consideration and assisted the Independent Trustees in their deliberations.
The Board considered the information received as a part of Contract Review and the Transaction Diligence, as well as its accumulated experience in governing the Fund.  The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:
●
Continuity of Portfolio Management and Client Support Services, including Responsibility for Portfolio Transactions.  The existing ARI Team is expected to continue to provide portfolio management and client support services to the Fund and to continue to be responsible for the execution of portfolio transactions for the Fund following the Transaction.  ARI previously provided information with respect to these services in connection with Contract Review.

●
Continuity in Investment Objective, Strategies and Principal Risks.  Tortoise does not intend to propose changes to the Fund’s investment objective, strategies or restrictions, portfolio construction process or risk profile, or distribution policy.

●	Portfolio Management History and Consistency of Investment Approach. The existing ARI Team has a long-term history of managing the Fund’s investment portfolio, with a consistent investment approach.
●
Continuity of Trading Policies and Procedures.  Tortoise represented that, through the implementation of an internal “firewall,” the ARI Team’s trading desk will operate independently of Tortoise’s trading desk following the Transaction in order to allow the Fund’s existing trading policies and procedures to remain in place.  Tortoise will evaluate any opportunities to enhance trading capabilities and functions for the Fund going forward.

●
Access to Tortoise’s Broader Research Team.  The ARI Team will have access to the expertise of a broader research team and a planned Oversight Committee, consisting of the Fund’s current portfolio managers and key Tortoise personnel, to oversee the Fund, serve as a forum for sharing strategic insights, research and investment opportunities across portfolio management teams at Tortoise, and monitor portfolio risks.

●
Tortoise’s MLP and Energy Infrastructure Investment Expertise. The Board reviewed the performance, premium/discount information and distribution rates of similar MLP and energy infrastructure closed-end funds advised by Tortoise over various periods, as well as comparative performance information for relevant benchmark indexes and peer groups for such funds.  The Board also reviewed performance information for Tortoise’s Leveraged Midstream MLP Composite, which includes its MLP and energy infrastructure closed-end funds.  The Board considered information regarding Tortoise’s use of leverage, including with respect to the process for monitoring leverage risk and determining how much leverage to employ at any particular time.

●
Guggenheim’s Assessment of Tortoise and Recommendation.  Guggenheim assessed Tortoise relative to other asset managers with expertise in the MLP and energy infrastructure category, including with respect to the average performance and consistency of performance of its MLP and energy infrastructure closed-end funds over various time periods.  Guggenheim recommended that the appointment of Tortoise in connection with the Transaction was the best option for the Fund relative to the other managers it assessed.  The Board also took into account Guggenheim’s statement that it anticipates that Tortoise’s complementary investment capabilities and access to additional investment opportunities or strategies may lead to greater performance potential for the Fund.

●
Investment Performance.  In light of the proposed continued management of the Fund’s portfolio by the ARI Team, including the current portfolio managers, as part of Tortoise under the New Agreements, the Board took into account its review of the Fund’s investment performance, its benchmark index and a peer group of funds over various periods of time, as well as information concerning the ARI Team’s use of leverage, in connection with Contract Review and its conclusion that the Fund’s performance supported renewal of the Prior Sub-Advisory Agreement.

●
Access to Tortoise’s Support Services.  The ARI Team will have access to Tortoise’s support services functions, including its marketing group, and its larger compliance group, which is expected to include the addition of ARI’s current chief compliance officer.

●
Financial Strength and Resources of Tortoise.  The Board considered information provided by Tortoise regarding its financial condition, including its representations concerning its ongoing viability as a business enterprise and available resources.  In this connection, the Board considered the indirect majority ownership of Tortoise by Lovell Minnick.

●
Tortoise’s Organizational Capabilities and Leadership.  The Board considered the information provided by Tortoise regarding the organization’s leadership, business lines, competitive advantages, key personnel and succession plan, as well as the organization’s investment philosophy and capabilities.

●
Tortoise’s Compliance and Risk Management Program and Processes.  The Board considered information provided by Tortoise with respect to the organization’s compliance policies and procedures and risk programs, as well as its insurance coverage, disaster recovery plan and cybersecurity policies, procedures and controls.  In evaluating Tortoise’s compliance program, the Board also took into account the assessment by the Fund’s Chief Compliance Officer that Tortoise’s policies and procedures and risk management controls are reasonably designed to prevent violations of the federal securities laws.

●
Terms of the New Agreements.  The Board considered the acceptability of the terms of the New Agreements, including the scope of services required to be performed by Tortoise.  There are no material differences between the terms of each of the New Agreements and the terms of the Prior Sub-Advisory Agreement.

●
Guggenheim’s Representation Regarding the Services to be Provided under the Interim Sub-Advisory Agreement.  Guggenheim represented that the scope and quality of services to be provided by Tortoise under the Interim Sub-Advisory Agreement would be at least equivalent to the scope and quality of services provided by ARI under the Prior Sub-Advisory Agreement.

●
Tortoise’s Assurance Regarding the Nature, Quality and Extent of Services.  Tortoise stated that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Fund.

●
Sub-Advisory Fee.  The sub-advisory free payable to Tortoise under each of the New Agreements will be the same as the sub-advisory fee paid to ARI under the Prior Sub-Advisory Agreement.  The sub-advisory fee payable to Tortoise under the New Agreements, negotiated at arm’s-length by the Adviser, will be paid by the Adviser and does not impact the advisory fee paid by the Fund—which the Board previously determined to be reasonable as part of Contract Review.  In addition, the Board compared the sub-advisory fee under the New Agreements to the fees charged by Tortoise to other client accounts.  Tortoise represented that it does not charge a lower advisory or sub-advisory fee to any other client for which it provides comparable services to those to be provided to the Fund.

●
Fee Waiver in Connection with Secondary Offerings of Fund Shares.  Guggenheim and Tortoise have agreed to retain the current waiver arrangement whereby Guggenheim and ARI symmetrically waive the advisory fees payable with respect to assets attributable to common shares issued pursuant to the Fund’s shelf registration statement for the first three months after such common shares are issued and to waive half the advisory fees payable with respect to the assets attributable to such common shares for the subsequent three months.

●
Costs and Expenses of the Transaction.  Shareholders of the Fund will not bear any costs in connection with the Transaction, inasmuch as Tortoise will bear the costs, fees and expenses incurred by the Fund in connection with this Proxy Statement and any other costs of the Fund associated with the Transaction.

●	Economies of Scale. The Fund may benefit from access to capital market transactions and investment ideas made available to Tortoise because of its relative size in the MLP market.
Overall Conclusions.  Following an analysis and discussion of relevant factors, including those identified above, and in the exercise of its business judgement, the Board concluded that Tortoise and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to provide a high quality of services under each of the New Agreements.  With respect to the Interim Sub-Advisory Agreement, the Board concluded that the scope and quality of services to be provided thereunder will be at least equivalent to the scope and quality of services provided under the Prior Sub-Advisory Agreement.  In addition, the Board concluded that the Fund’s sub-advisory fee was fair and reasonable in light of the extent and quality of the services to be provided and other benefits to be received.  The Board determined that approval of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement was in the best interest of the Fund.  In reaching this conclusion, no single factor was determinative or conclusive and each Trustee, in the exercise of his or her business judgment, may afford different weights to different factors.  At the August Board Meeting, the Board, including the Independent Trustees, approved each of the New Agreements and determined to recommend approval of the New Sub-Advisory Agreement by Shareholders.
Shareholder Approval
The New Sub-Advisory Agreement must be approved by a vote of the holders of a majority of the outstanding voting securities of the Fund. The “vote of the holders of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of Shareholders holding (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy if holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Shareholders will have equal voting rights (i.e. one vote per Share).
Abstentions and “broker non-votes” (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against the Proposal.
Board Recommendation
The Board, including the Independent Trustees, recommends that you vote “FOR” approval of the New Sub-Advisory Agreement.

ADDITIONAL INFORMATION
Further Information About Voting and the Meeting
Quorum. The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Votes withheld, abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as Shares present at the Meeting for quorum purposes.
Record Date. The Board has fixed the close of business on September 20, 2019 as the Record Date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting. Shareholders as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by the Fund for each Share held and a fractional vote with respect to fractional Shares, with no cumulative voting rights.
How to Vote Your Shares. Whether or not you plan to attend the Meeting, we urge you to complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.
All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Meeting, your Shares will be voted at the proxies’ discretion.
Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.
Attending the Meeting. If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of a Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting. You may contact the Fund at (800) 345-7999 to obtain directions to the site of the Meeting.
Additional Information Regarding Voting. Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposal before the Meeting. Under current interpretations of the New York Stock Exchange (the “NYSE”), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer’s Shares on a Proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted.
If you hold Shares in more than one account, you will receive a proxy card for each account. To ensure that all of your Shares are voted, please sign, date and return the proxy card for each account. To ensure Shareholders have the Fund’s latest proxy information and material to vote, the Board may conduct additional mailings prior to the date of the Meeting, each of which will include a proxy card regardless of whether you have previously voted. Only your latest dated proxy card will be counted.
The Fund will update certain data regarding the Fund, including performance data, on a monthly basis on its website at www.guggenheiminvestments.com/fmo. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund.
Adviser
Guggenheim Funds Investment Advisors, LLC, a subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”), acts as the Fund’s investment adviser pursuant to an investment advisory agreement between the Fund and the Adviser. The Adviser is a registered investment adviser and acts as investment adviser to a number of closed-end and open-end investment companies. The Adviser is a Delaware limited liability company with principal offices located at 227 West Monroe Street, Chicago, Illinois 60606.
Guggenheim Partners is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $270 billion of assets as of June 30, 2019. Guggenheim Partners is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.
Administrator
MUFG Investor Services (US) (“MUFG”) serves as the Fund’s administrator. MUFG is located at 805 King Farm Boulevard, Rockville, Maryland 20850. Pursuant to an administration agreement with each Fund, MUFG provides certain administrative, bookkeeping and accounting services to the Fund. MUFG also provides certain fund accounting services to the Fund pursuant to a fund accounting agreement.
Outstanding Shares
As of the Record Date, the Fund had [35,440,768] Shares outstanding.
Principal Shareholders
As of the Record Date, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of any Fund, except as provided below:
Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
First Trust Portfolios L.P.(1) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common Shares	4,136,958	11.67%
__________
(1)  Based on Schedule 13G/A filed with the SEC on February 4, 2019

Security Ownership of Management
As of the Record Date, the Trustees and officers of the Fund owned, in the aggregate, less than 1% of the outstanding Shares.
Deadline for Shareholder Proposal
The Fund’s Amended and Restated By-Laws (the “By-Laws”) require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Fund. If a shareholder who is entitled to do so under the Fund’s By-Laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Fund, that shareholder must provide a written notice to the Secretary of the Fund at the Fund’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. A copy of the Fund’s By-Laws, which includes the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Fund at 227 West Monroe Street, Chicago, Illinois 60606. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund’s By-Laws.
Shareholder proposals intended for inclusion in the Fund’s proxy statement in connection with the 2020 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund’s principal executive offices by October 25, 2019 in order to be considered for inclusion in the Fund’s proxy statement. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement.
 A proposal, other than a proposal submitted pursuant to Rule 14a-8, must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than December 6, 2019 and not later than January 5, 2020 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act). If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the 2020 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.
Expenses of Proxy Solicitation
The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this proxy statement and all other costs in connection with the solicitation of proxies will be shared by Tortoise and the Predecessor Sub-Adviser. The Fund has engaged AST Fund Solutions, LLC to assist in the solicitation of proxies at an estimated cost of $110,000 plus reasonable expenses, which cost will be paid by Tortoise and the Predecessor Sub-Adviser. Certain officers of the Fund or its affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by Tortoise for such out-of-pocket expenses.
Other Matters
The management of the Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
Failure of a quorum to be present at the Meeting will necessitate an adjournment. The chair of the Meeting may also move for an adjournment of to permit further solicitation of proxies if he or she determines that adjournment and further solicitation are reasonable and in the best interests of Shareholders. Any adjourned meeting or meetings may be held without the necessity of another notice.
One Proxy Statement may be delivered to two or more Shareholders who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered promptly upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, Shareholders should contact the Fund at the address or telephone number set forth above.
We urge you to vote promptly by completing, signing, dating and mailing the enclosed proxy in the postage-paid envelope provided or recording your voting instructions via telephone or the Internet so you will be represented at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on November 21, 2019
This Proxy Statement is available on the Internet at www.proxyonline.com/docs/FMO.pdf.

September [•], 2019

Appendix A:
Direct and Indirect Parent Companies of Tortoise
Tortoise Borrower LLC, 11550 Ash Street, Suite 300, Leawood, KS 66211, is the sole member of Tortoise Capital Advisors, L.L.C.
Tortoise Parent Holdco LLC, 11550 Ash Street, Suite 300, Leawood, KS 66211, is the sole member of Tortoise Borrower LLC
Tortoise Investments, LLC, 11550 Ash Street, Suite 300, Leawood, KS 66211, is the sole member of Tortoise Parent Holdco, LLC
LM Tortoise Holdings LLC, 555 E. Lancaster Ave, Suite 510, Radnor, PA 19087, is a member holding a controlling interest in Tortoise Investments, LLC
LM Tortoise Investment Holdings IV Co-Investment LLC, 555 E. Lancaster Ave, Suite 510, Radnor, PA 19087, is a member holding a controlling interest in LM Tortoise Holdings LLC
LM Tortoise Holdings Co-Investment LLC, 555 E. Lancaster Ave, Suite 510, Radnor, PA 19087, is a member holding a greater than 25% interest (but less than 50% interest) in LM Tortoise Holdings LLC
HCF4 Holdings LLC, One Financial Center, 44th Floor, Boston, MA 02111, is a member holding a greater than 25% interest (but less than 50% interest) in LM Tortoise Holdings Co-Investment LLC
LM Tortoise Investment Holdings IV LLC, 555 E. Lancaster Ave, Suite 510, Radnor, PA 19087, is the managing member holding a greater than 50% interest (but less than 75% interest) in LM Tortoise Investment Holdings IV Co-Investment LLC
Lovell Minnick Equity Partners IV LP, 555 E. Lancaster Ave, Suite 510, Radnor, PA 19087, is a member holding a greater than 50% interest (but less than 75% interest) in LM Tortoise Investment Holdings IV LLC
LM Tortoise Investment Holdings IV-A Inc., 555 E. Lancaster Ave, Suite 510, Radnor, PA 19087, is a member holding a greater than 25% interest (but less than 50% interest) in LM Tortoise Investment Holdings IV LLC
Lovell Minnick Equity Partners IV-A LP, 555 E. Lancaster Ave, Suite 510, Radnor, PA 19087, is the owner of more than 75% of LM Tortoise Investment Holdings IV-A Inc.
Lovell Minnick Equity Advisors IV LP, 555 E. Lancaster Ave, Suite 510, Radnor, PA 19087, is the general partner of each of Lovell Minnick Equity Partners IV LP and Lovell Minnick Equity Partners IV-A LP

A-1

Appendix B:
Form of New Sub-Advisory Agreement

THIS INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) dated as of _______________, 2019, among Fiduciary/Claymore Energy Infrastructure Fund, a Delaware statutory trust (the “Trust”), Guggenheim Funds Investment Advisors, LLC, a Delaware limited liability company (the “Investment Adviser”), and Tortoise Capital Advisors, L.L.C., a Delaware limited liability company (the “Investment Sub-Adviser”).
WHEREAS, the Investment Adviser has agreed to furnish investment management and advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) with respect to the Trust Assets (defined below);
WHEREAS, the investment advisory agreement between the Investment Adviser and the Trust (such agreement or the most recent successor agreement between such parties relating to advisory services to the Trust is referred to herein as the “Investment Advisory Agreement”) contemplates that the Investment Adviser may sub-contract investment advisory services with respect to the Trust to a sub-adviser(s) pursuant to a sub-advisory agreement(s) agreeable to the Trust and approved in accordance with the provisions of the 1940 Act;
WHEREAS, the Investment Adviser wishes to retain the Investment Sub-Adviser to provide certain sub-advisory services;
WHEREAS, the Investment Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and
WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Investment Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;
NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:
APPOINTMENT. The Investment Adviser hereby appoints the Investment Sub-Adviser to act as a sub-adviser with respect to the Trust as set forth in this Agreement and the Investment Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.
SERVICES OF THE INVESTMENT SUB-ADVISER. Subject to the succeeding provisions of this section, the oversight and supervision of the Investment Adviser and the direction and control of the Trust’s Board of Trustees, the Investment Sub-Adviser will perform certain of the day-to-day operations of the Trust which may include one or more of the following services at the request of the Investment Adviser: (i) managing the investment and reinvestment of the Trust Assets in accordance with the investment policies of the Trust; (ii) arranging, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets for the Trust; (iii) providing investment research and credit analysis concerning the Trust Assets; (v) placing orders for purchases and sales of Trust Assets, (vi) maintaining the books and records as are required to support Trust investment operations, (vii) monitoring on a daily basis the investment activities and portfolio holdings relating to the Trust, and (viii) voting proxies relating to the Trust’s portfolio securities in accordance with the proxy voting policies and procedures of the Investment Sub-Adviser. At the request of the Investment Adviser, the Investment Sub-Adviser will also, subject to the oversight and supervision of the Investment Adviser and the direction and control of the Trust’s Board of Trustees, consult with the Investment Adviser as to the overall management of the Trust Assets and the investment policies and practices of the Trust, including (but not limited to) the use by the Trust of financial leverage and elements (e.g., form, amount and costs) relating to such financial leverage and the utilization by the Trust of any interest rate or other hedging or risk management transactions in connection therewith, and will perform any of the services described in the Investment Advisory Agreement. In addition, the Investment Sub-Adviser will keep the Trust and the Investment Adviser informed of developments materially affecting the Trust and shall, upon request, furnish to the Trust all information relevant to such developments. The Investment Sub-Adviser will periodically communicate to the Investment Adviser, at such times as the Investment Adviser may direct, information concerning the purchase and sale of securities for the Trust, including: (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale is effected, (iv) the CUSIP number of the instrument, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Investment Advisory Agreement. The Investment Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the Trust’s investment objective, policies and restrictions (as currently in effect and as they may be amended or supplemented from time to time) as stated in the Trust’s Prospectus filed with the SEC as part of the Trust’s Registration Statement on Form N-2 and the resolutions of the Trust’s Board of Trustees. The Trust shall maintain its books and records, and the Investment Sub-Adviser shall have no responsibility with respect thereto, other than its obligations under the 1940 Act, the Advisers Act or other applicable law. In addition, the Investment Sub-Adviser may, to the extent permitted by the 1940 Act, the Advisers Act and other applicable law, aggregate purchase and sale orders being made simultaneously for other accounts managed by the Investment Sub-Adviser or its affiliates and allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Trust and other accounts in an equitable manner.
COVENANTS. In the performance of its duties under this Agreement, the Investment Sub-Adviser:
(a) shall at all times comply and act in accordance with: (i) the provisions of the 1940 Act and the Advisers Act and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”) thereunder; (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives, policies and restrictions of the Trust as set forth in the Trust’s Prospectus filed with the SEC as part of the Trust’s Registration Statement on Form N-2; and (v) any policies, determinations and/or resolutions of the Board of Trustees of the Trust or the Investment Adviser;
(b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Investment Sub-Adviser will obtain the best price and the most favorable execution of its orders. In placing orders, the Investment Sub-Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Investment Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Investment Adviser or the Investment Sub-Adviser, as the case may be. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Investment Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Investment Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Investment Adviser and the Investment Sub-Adviser to the Trust and their other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust’s securities be purchased from or sold to the Investment Adviser, the Investment Sub-Adviser or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;
(c) maintain books and records with respect to the Trust’s securities transactions and render to the Investment Adviser and the Trust’s Board of Trustees such periodic and special reports as they may reasonably request; and
(d) treat confidentially and as proprietary information of the Trust all non-public records and other information relative to the Trust, and the Trust’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder.
4. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Investment Sub-Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Investment Sub-Adviser or any of its officers, employees or agents from buying, selling or trading any securities for their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that any of the foregoing activities are consistent with applicable law and the Investment Sub-Adviser’s fiduciary obligations to the Trust.
5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Investment Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.
6. AGENCY CROSS TRANSACTIONS. From time to time, the Investment Sub-Adviser or brokers or dealers affiliated with the Investment Sub-Adviser may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Investment Sub-Adviser’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Investment Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from both parties to the transaction without the advisory client’s consent. This is because in a situation where a Investment Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Investment Sub-Adviser or an affiliate is receiving commissions from one or both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Investment Sub-Adviser’s part regarding the Advisory client. The SEC has adopted a rule under the Advisers Act which permits a Investment Sub-Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the Advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Investment Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account, consistent with any policies and procedures that may be adopted by the Board of Trustees of the Trust, and this Agreement shall constitute executed, written consent of the Trust for the Investment Sub-Adviser engaging in agency cross transactions. The Trust may revoke its consent at any time by written notice to the Investment Sub-Adviser.
7. EXPENSES. During the term of this Agreement, the Investment Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred by the Investment Sub-Adviser in connection with their duties hereunder and shall bear the costs of any salaries of trustees, fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Investment Sub-Adviser. The Investment Sub-Adviser shall not be responsible for any expenses of the Investment Adviser or the Trust not specifically set forth in this Section 8 or otherwise in any written agreement between the Investment Sub-Adviser and the Trust or the Investment Adviser, as the case may be.
8. COMPENSATION.
(a) The Investment-Advisor agrees to pay to the Investment Sub-Adviser and the Investment Sub-Adviser agrees to accept as full compensation for all services rendered by the Investment Sub-Adviser as such, a monthly fee (the “Investment Management Fee”) payable in arrears at an annual rate equal to 0.50% of the average daily value of the Trust’s Managed Assets. “Managed Assets” means the total assets of the Trust (including the assets attributable to the proceeds from any financial leverage) minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.
(b) For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust’s assets or delegating such calculations to third parties.
9. CERTAIN INFORMATION. The Investment Sub-Adviser shall promptly notify the Investment Adviser in writing of the occurrence of any of the following events: (a) the Investment Sub-Adviser failing to be registered as an investment adviser under the Advisers Act, (b) the Investment Sub-Adviser having been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (c) the occurrence of any change in control of the Investment Sub-Adviser or any parent of the Investment Sub-Adviser within the meaning of the 1940 Act, or (d) the occurrence of any material adverse change in the business or financial position of the Investment Sub-Adviser.
10. LIMITATION ON LIABILITY.
(a) The Investment Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser or by the Trust (or their respective agents) in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.
(b) The Trust may, but shall not be required to, make advance payments to the Investment Sub-Adviser in connection with the expenses of the Investment Sub-Adviser in defending any action with respect to which damages or equitable relief might be sought against the Investment Sub-Adviser under this Section (which payments shall be reimbursed to the Trust by the Investment Sub-Adviser as provided below) if the Trust receives (i) a written affirmation of the Investment Sub-Adviser’s good faith belief that the standard of conduct necessary for the limitation of liability in this Section has been met and (ii) a written undertaking to reimburse the Trust whether or not the Investment Sub-Adviser shall be deemed to have liability under this Section, such reimbursement to be due upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought as to whether or not the Investment Sub-Adviser is liable under this Section or (2) in the absence of such a decision, upon the request of the Investment Sub-Adviser for reimbursement by a majority vote of a quorum consisting of trustees of the Trust who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”). In addition, at least one of the following conditions must be met: (A) the Investment Sub-Adviser shall provide a security for such Investment Sub-Adviser undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum of the Disinterested Non-Party Trustees of the Trust or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is a reasonable belief that the Investment Sub-Adviser ultimately will be found not to be liable under this Section.
11. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and shall continue (unless terminated automatically as set forth below) in effect for a period of one year. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board of Trustees or a vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust, without the payment of any penalty, upon giving the Investment Sub-Adviser 60 days’ notice (which notice may be waived by the Investment Sub-Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Investment Sub-Adviser on 60 days’ written notice (which notice may be waived by the Trust), and will terminate automatically upon any termination of the Investment Advisory Agreement between the Trust and the Investment Adviser. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)
12. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.
13. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.
14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.
15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.
16. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

GUGGENHEIM FUNDS INVESTMENT ADVISORS, LLC

By:
Name: Title:

TORTOISE CAPITAL ADVISORS, L.L.C.

By:
Name: Title:

FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND

By:
Name: Title:

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call __________
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Fiduciary/Claymore Energy Infrastructure Fund

		For	Against	Abstain

1.	To approve a new investment sub-advisory agreement among Guggenheim Funds Investment Advisors, LLC, Tortoise Capital Advisors, L.L.C. and Fiduciary/Claymore Energy Infrastructure Fund	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING: THE PROXY STATEMENT IS AVAILABLE AT
www.proxyvote.com

Solicited on behalf of the Board of Trustees
Fiduciary/Claymore Energy Infrastructure Fund
Special Meeting of Shareholders
November 21, 2019

A Special Meeting of Shareholders of Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”) will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, Chicago, IL 60606, on Thursday, November 21, 2019, at 10:00 a.m. Central Time (the “Special Meeting”). The undersigned hereby appoints Mark E. Mathiasen and Michael P. Megaris, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Special Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE